Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2010

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2009 and December 31, 2008 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM — Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		Previous
	MARCH 31,		Quarter
	2010	2009	Change

HIGHLIGHTS
Net income	$55,789	$78,297	(28.7)%
Net income available to common and participating common shareholders	51,914	74,422	(30.2)%
Net income allocated to common shareholders	50,978	73,037	(30.2)%
Operating income [a]	60,172	88,196	(31.8)%
Operating income available to common and participating common shareholders [a]	56,297	84,321	(33.2)%
Operating income allocated to common shareholders [a]	55,283	82,753	(33.2)%
Operating cash flow	127,710	128,329	(0.5)%
Gross premiums written	818,869	783,306	4.5%
Net premiums earned	365,189	378,275	(3.5)%
Total assets	8,196,553	7,797,419	5.1%
Total shareholders’ equity	2,821,087	2,253,540	25.2%

PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (as reported)	$0.95	$1.30	(26.9)%
Operating income (as reported) [a]	$1.04	$1.47	(29.3)%
Diluted earnings per common share
Net income (as reported)	$0.91	$1.24	(26.6)%
Operating income (as reported) [a]	$0.98	$1.40	(30.0)%
As Reported
Weighted average common shares outstanding	53,412	56,302	(5.1)%
Weighted average common shares outstanding and dilutive potential common shares	56,296	59,007	(4.6)%
Book Value Per
Book value [b]	$49.44	$36.47	35.6%
Common Share
Diluted book value (treasury stock method) [b]	$45.89	$34.34	33.6%

FINANCIAL RATIOS
Return on average common equity (ROAE), net income [c]	2.0%	3.7%	(1.7)
ROAE, operating income [a] [c]	2.2%	4.2%	(2.0)
Return on beg. common equity (ROBE), net income [d]	2.0%	3.7%	(1.7)
ROBE, operating income [a] [d]	2.2%	4.2%	(2.0)

Annualized ROAE, net income [c]	8.0%	14.7%	(6.7)
Annualized ROAE, operating income [a] [c]	8.6%	16.6%	(8.0)
Annualized ROBE, net income [d]	8.0%	14.8%	(6.8)
Annualized ROBE, operating income [a] [d]	8.7%	16.8%	(8.1)
Annualized investment yield	3.8%	4.6%	(0.8)

GAAP
Loss ratio	63.7%	58.2%	5.5
Acquisition expense ratio	17.5%	18.1%	(0.6)
General and administrative expense ratio	16.1%	15.9%	0.2

Combined ratio	97.3%	92.2%	5.1

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 26 for a reconciliation to net income.

[b]	For detailed calculations, please refer to page 28.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[d]	Beginning common equity for the stated periods excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — QUARTERLY

	QUARTERS ENDED
	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	MAR. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$818,869	$209,367	$469,622	$559,155	$783,306	$868,591
Premiums ceded	(115,927)	(62,925)	(72,956)	(79,128)	(200,391)	(227,804)

Net premiums written	$702,942	$146,442	$396,666	$480,027	$582,915	$640,787
Change in unearned premiums	(337,753)	247,501	30,088	(45,807)	(204,640)	(268,744)

Net premiums earned	$365,189	$393,943	$426,754	$434,220	$378,275	$372,043
Other underwriting income (loss)	295	(284)	5	596	3,597	(740)

Total underwriting revenues	$365,484	$393,659	$426,759	$434,816	$381,872	$371,303

UNDERWRITING EXPENSES
Losses and loss expenses	$232,597	$164,005	$211,683	$270,816	$220,136	$189,502
Acquisition expenses	63,944	72,821	63,026	63,850	68,274	74,374
General and administrative expenses	58,965	57,932	64,436	54,529	60,257	50,044

Total underwriting expenses	$355,506	$294,758	$339,145	$389,195	$348,667	$313,920

Underwriting income	$9,978	$98,901	$87,614	$45,621	$33,205	$57,383

OTHER OPERATING REVENUE
Net investment income	$56,479	$59,257	$71,559	$88,834	$64,550	$46,878
Interest expense	(7,608)	(7,541)	(7,540)	(7,538)	(7,555)	(7,534)
Amortization of intangibles	(2,588)	(2,699)	(2,588)	(2,588)	(2,588)	(2,688)

Total other operating revenue	$46,283	$49,017	$61,431	$78,708	$54,407	$36,656

INCOME BEFORE OTHER ITEMS	$56,261	$147,918	$149,045	$124,329	$87,612	$94,039
OTHER
Net foreign exchange (losses) gains	$(5,971)	$(1,008)	$2,963	$27,723	$62	$(3,107)
Net realized gains (losses) on investment sales	3,544	3,166	1,396	(1,500)	3,241	2,823

Total other-than-temporary impairment losses	(769)	(561)	(497)	(37,809)	(12,126)	(14,307)
Portion of loss recognised in other comprehensive income (loss)	(92)	(423)	—	31,165	—	—

Net impairment losses recognised in earnings [a]	(861)	(984)	(497)	(6,644)	(12,126)	(14,307)

Income tax benefit (expense)	2,816	5,733	935	5,232	(492)	(1,637)

NET INCOME	$55,789	$154,825	$153,842	$149,140	$78,297	$77,811
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$51,914	$150,950	$149,967	$145,265	$74,422	$73,936

KEY RATIOS/PER SHARE DATA
Loss ratio	63.7%	41.6%	49.6%	62.4%	58.2%	50.9%
Acquisition expense ratio	17.5%	18.5%	14.8%	14.7%	18.1%	20.0%
General and administrative expense ratio	16.1%	14.7%	15.1%	12.5%	15.9%	13.5%

Combined ratio	97.3%	74.8%	79.5%	89.6%	92.2%	84.4%

Basic earnings per common share	$0.95	$2.69	$2.63	$2.53	$1.30	$1.23
Diluted earnings per common share	$0.91	$2.56	$2.51	$2.42	$1.24	$1.13

ROAE, net income [b]	2.0%	5.9%	6.3%	6.7%	3.7%	3.2%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — PRIOR YEARS

	YEARS ENDED
	DEC. 31, 2009	DEC. 31, 2008	DEC. 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$2,021,450	$2,246,420	$1,781,115
Premiums ceded	(415,400)	(462,130)	(206,140)

Net premiums written	$1,606,050	$1,784,290	$1,574,975
Change in unearned premiums	27,142	(17,805)	19,825

Net premiums earned	$1,633,192	$1,766,485	$1,594,800
Other underwriting income (loss)	3,914	(3,973)	1,602

Total underwriting revenues	$1,637,106	$1,762,512	$1,596,402

UNDERWRITING EXPENSES
Losses and loss expenses	$866,640	$1,135,431	$749,081
Acquisition expenses	267,971	299,913	307,576
General and administrative expenses	237,154	216,365	217,269

Total underwriting expenses	$1,371,765	$1,651,709	$1,273,926

Underwriting income	$265,341	$110,803	$322,476

OTHER OPERATING REVENUE
Net investment income	$284,200	$130,176	$281,276
Interest expense	(30,174)	(30,171)	(30,125)
Amortization of intangibles	(10,463)	(10,675)	(5,286)

Total other operating revenue	$243,563	$89,330	$245,865

INCOME BEFORE OTHER ITEMS	$508,904	$200,133	$568,341
OTHER
Net foreign exchange gains (losses)	$29,740	$(53,704)	$(7,970)
Net realized gains (losses) on investment sales	6,303	24,769	(972)

Total other-than-temporary impairment losses	(50,993)	(82,135)	(17,330)
Portion of loss recognised in other comprehensive income	30,742	—	—

Net impairment losses recognised in earnings [a]	(20,251)	(82,135)	(17,330)

Income tax benefit (expense)	11,408	9,561	(20,962)

NET INCOME	$536,104	$98,624	$521,107
Preferred dividends	(15,500)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$520,604	$83,124	$505,607

KEY RATIOS/PER SHARE DATA
Loss ratio	53.1%	64.3%	47.0%
Acquisition expense ratio	16.4%	17.0%	19.3%
General and administrative expense ratio	14.5%	12.2%	13.6%

Combined ratio	84.0%	93.5%	79.9%

Basic earnings per common share	$9.14	$1.41	$7.76
Diluted earnings per common share	$8.69	$1.31	$7.13

ROAE, net income [b]	22.7%	3.8%	22.9%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2008
ASSETS
Cash and cash equivalents	$668,049	$528,944	$614,437	$1,234,900	$893,022	$1,061,994
Fixed maturity investments available for sale, at fair value	4,793,451	4,548,618	4,494,429	4,059,327	4,125,770	3,875,137
Short term investments available for sale, at fair value	389,937	534,678	712,618	106,032	140,175	111,333
Preferred equity securities available for sale, at fair value	12,329	11,023	15,535	14,842	16,770	25,360
Other investments	368,035	351,352	335,498	318,729	285,853	284,263
Premiums receivable, net	935,244	565,348	828,316	1,052,662	1,017,619	609,387
Deferred acquisition costs	163,639	146,979	181,018	171,914	157,670	160,870
Securities lending collateral	128,299	66,913	113,499	174,846	120,321	112,940
Prepaid reinsurance premiums	179,603	120,941	169,097	223,267	282,981	149,591
Losses recoverable	246,583	467,664	454,972	361,605	345,978	557,834
Accrued investment income	28,746	30,367	27,826	26,668	24,509	30,872
Goodwill and intangible assets	189,246	191,450	194,033	195,873	198,447	200,791
Deferred tax assets	30,502	17,252	16,142	24,508	32,685	20,691
Receivable on pending investment sales	8,859	632	326,133	41,230	97,072	3,104
Other assets	54,031	84,533	73,728	72,942	58,547	68,303

TOTAL ASSETS	$8,196,553	$7,666,694	$8,557,281	$8,079,345	$7,797,419	$7,272,470

LIABILITIES
Reserve for losses and loss expenses	$3,138,905	$3,157,026	$3,241,244	$3,264,442	$3,154,374	$3,235,456
Reserve for unearned premiums	1,228,559	832,561	1,127,834	1,212,474	1,222,792	885,488
Deposit liabilities	39,729	42,638	47,338	51,787	54,712	58,622
Reinsurance balances payable	153,174	220,435	263,170	271,248	347,494	233,561
Securities lending payable	128,265	66,968	113,717	175,431	122,800	115,603
Debt	528,357	447,664	447,485	447,534	447,370	447,468
Payable on pending investment purchases	79,245	25	504,587	95,689	113,007	9
Other liabilities	79,232	112,094	103,556	85,143	81,330	88,980

TOTAL LIABILITIES	$5,375,466	$4,879,411	$5,848,931	$5,603,748	$5,543,879	$5,065,187

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	54,230	55,116	56,716	57,091	57,473	57,203
Additional paid-in capital	882,684	929,577	986,701	1,008,374	1,022,773	1,029,363
Accumulated other comprehensive income (loss)	95,413	52,148	51,541	(67,495)	(140,139)	(132,665)
Retained earnings	1,780,760	1,742,442	1,605,392	1,469,627	1,305,433	1,245,382

TOTAL SHAREHOLDERS’ EQUITY	$2,821,087	$2,787,283	$2,708,350	$2,475,597	$2,253,540	$2,207,283

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,196,553	$7,666,694	$8,557,281	$8,079,345	$7,797,419	$7,272,470

Book value per common share	$49.44	$47.74	$44.97	$40.59	$36.47	$35.76
Diluted book value per common share (treasury stock method)	$45.89	$44.61	$42.09	$38.07	$34.34	$33.06

RATIOS
Debt-to-capital	15.8%	13.8%	14.2%	15.3%	16.6%	16.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders’ equity.
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jan. 1, 2009 - Dec. 31, 2009		Change from July 1, 2009 - Jun. 30, 2010
				to Jan. 1, 2010 - Dec. 31, 2010		to Jan. 1, 2010 - Dec. 31, 2010
	Jan. 1, 2009 -	Jul. 1, 2009 -	Jan. 1, 2010 -	$	$	$	$
(in millions)	Dec. 31, 2009	June 30, 2010	Dec. 31, 2010	Change	Change	Change	Change

Median Result	$370	$379	$339	$(31)	(8.4%)	$(40)	(10.6%)
Average Result	320	324	286	$(34)	(10.6%)	$(38)	(11.7%)

1 in 10 year annual gain	19	24	(34)	$(53)	(278.9%)	$(58)	(241.7%)
1 in 25 year annual loss	(179)	(170)	(234)	$(55)	30.7%	$(64)	37.6%
1 in 50 year annual loss	(345)	(330)	(385)	$(40)	11.6%	$(55)	16.7%
1 in 100 year annual loss	(499)	(483)	(562)	$(63)	12.6%	$(79)	16.4%
1 in 250 year annual loss	(778)	(722)	(801)	$(23)	3.0%	$(79)	10.9%
1 in 500 year annual loss	(930)	(839)	(940)	$(10)	1.1%	$(101)	12.0%
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE QUARTER ENDED MARCH 31, 2010

[a]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED MARCH 31, 2010

			Reported
	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$464,341	$354,528	$818,869

Net premiums written	$348,941	$354,001	$702,942

Net premiums earned	$145,676	$219,513	$365,189
Other underwriting (loss) income	(2)	297	295

Total underwriting revenues	$145,674	$219,810	$365,484

UNDERWRITING EXPENSES
Losses and loss expenses	$86,084	$146,513	$232,597
Acquisition expenses	17,426	46,518	63,944
General and administrative expenses	30,121	28,844	58,965

Total expenses	$133,631	$221,875	$355,506

UNDERWRITING INCOME (LOSS)	$12,043	$(2,065)	$9,978

GAAP RATIOS
Loss ratio	59.0%	66.8%	63.7%
Acquisition expense ratio	12.0%	21.2%	17.5%
General and administrative expense ratio	20.7%	13.1%	16.1%

Combined ratio AS REPORTED	91.7%	101.1%	97.3%

Effect of favorable prior accident year reserve development	12.1%	9.5%	10.6%

Combined ratio net of prior accident year reserve development	103.8%	110.6%	107.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	MAR. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$464,341	$150,471	$248,673	$230,792	$522,214	$585,134

Net premiums written	$348,941	$88,432	$175,686	$153,762	$322,430	$356,141

Net premiums earned	$145,676	$191,151	$228,290	$223,588	$180,674	$167,982
Other underwriting (loss) income	(2)	89	382	103	2,959	—

Total underwriting revenues	$145,674	$191,240	$228,672	$223,691	$183,633	$167,982

UNDERWRITING EXPENSES
Losses and loss expenses	$86,084	$119,297	$168,861	$166,046	$98,804	$130,950
Acquisition expenses	17,426	18,619	20,409	20,855	24,841	23,117
General and administrative expenses	30,121	28,813	36,015	25,179	29,759	20,561

Total expenses	$133,631	$166,729	$225,285	$212,080	$153,404	$174,628

UNDERWRITING INCOME (LOSS)	$12,043	$24,511	$3,387	$11,611	$30,229	$(6,646)

GAAP RATIOS
Loss ratio	59.0%	62.4%	74.0%	74.3%	54.7%	78.0%
Acquisition expense ratio	12.0%	9.7%	8.9%	9.3%	13.7%	13.8%
General and administrative expense ratio	20.7%	15.1%	15.8%	11.3%	16.5%	12.2%

Combined ratio AS REPORTED	91.7%	87.2%	98.7%	94.9%	84.9%	104.0%

Effect of favorable prior accident year reserve development	12.1%	11.2%	6.1%	8.9%	20.4%	2.2%

Combined ratio net of prior accident year reserve development	103.8%	98.4%	104.8%	103.8%	105.3%	106.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	MAR. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$354,528	$58,896	$220,949	$328,363	$261,092	$283,457

Net premiums written	$354,001	$58,010	$220,980	$326,265	$260,485	$284,646

Net premiums earned	$219,513	$202,792	$198,464	$210,632	$197,601	$204,061
Other underwriting income (loss)	297	(373)	(377)	493	638	(740)

Total underwriting revenues	$219,810	$202,419	$198,087	$211,125	$198,239	$203,321

UNDERWRITING EXPENSES
Losses and loss expenses	$146,513	$44,708	$42,822	$104,770	$121,332	$61,202
Acquisition expenses	46,518	54,202	42,617	42,995	43,433	51,157
General and administrative expenses	28,844	29,119	28,421	29,350	30,498	29,483

Total expenses	$221,875	$128,029	$113,860	$177,115	$195,263	$141,842

UNDERWRITING (LOSS) INCOME	$(2,065)	$74,390	$84,227	$34,010	$2,976	$63,893

GAAP RATIOS
Loss ratio	66.8%	22.0%	21.6%	49.8%	61.4%	29.7%
Acquisition expense ratio	21.2%	26.7%	21.5%	20.4%	22.0%	24.9%
General and administrative expense ratio	13.1%	14.4%	14.3%	13.9%	15.4%	14.3%

Combined ratio AS REPORTED	101.1%	63.1%	57.4%	84.1%	98.8%	68.9%

Effect of favorable prior accident year reserve development	9.5%	9.7%	10.3%	7.7%	1.3%	18.2%

Combined ratio net of prior accident year reserve development	110.6%	72.8%	67.7%	91.8%	100.1%	87.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	MAR. 31, 2008
INSURANCE SEGMENT
Agriculture	$350,199	$33,430	$104,021	$56,235	$378,410	413,419
Professional lines	33,508	49,915	46,668	62,079	35,137	15,436
Casualty	34,228	31,680	39,671	50,605	30,624	25,124
Property	26,523	26,479	30,307	40,084	27,751	31,183
Healthcare liability	20,316	9,650	30,390	23,202	19,713	16,492
Workers’ compensation	(433)	(683)	(2,384)	(1,413)	30,579	83,480

TOTAL INSURANCE	$464,341	$150,471	$248,673	$230,792	$522,214	$585,134

REINSURANCE SEGMENT
Catastrophe	$122,669	$13,939	$31,637	$148,380	$109,448	$105,234
Casualty	107,974	34,543	61,394	83,813	75,392	68,965
Property	64,522	9,710	115,342	55,245	34,788	34,619
Aerospace and Marine	18,066	1,716	7,185	23,568	12,227	36,536
Surety and other specialty	41,297	(1,012)	5,391	17,357	29,237	38,103

TOTAL REINSURANCE	$354,528	$58,896	$220,949	$328,363	$261,092	$283,457

REPORTED TOTALS	$818,869	$209,367	$469,622	$559,155	$783,306	$868,591

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	MAR. 31, 2008
INSURANCE SEGMENT
Agriculture	$268,107	$697	$71,767	$28,713	$223,303	$222,400
Professional lines	27,602	44,456	38,643	54,370	29,622	11,227
Casualty	21,038	19,875	25,025	28,291	17,880	15,113
Property	14,088	14,932	13,467	22,125	17,487	15,003
Healthcare liability	18,523	9,129	29,075	22,871	17,209	16,492
Workers’ compensation	(417)	(657)	(2,291)	(2,608)	16,929	75,906

TOTAL INSURANCE	$348,941	$88,432	$175,686	$153,762	$322,430	$356,141

REINSURANCE SEGMENT
Catastrophe	$122,759	$12,753	$31,637	$148,380	$109,448	$105,156
Casualty	107,263	34,537	61,387	83,805	75,168	70,166
Property	64,522	9,710	115,342	55,245	34,788	34,591
Aerospace and Marine	18,031	1,721	7,170	21,540	12,132	36,627
Surety and other specialty	41,426	(711)	5,444	17,295	28,949	38,106

TOTAL REINSURANCE	$354,001	$58,010	$220,980	$326,265	$260,485	$284,646

REPORTED TOTALS	$702,942	$146,442	$396,666	$480,027	$582,915	$640,787

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	MAR. 31, 2008
INSURANCE SEGMENT
Agriculture	$46,612	$81,065	$107,821	$93,806	$49,268	$32,825
Professional lines	39,606	39,948	39,630	42,473	30,496	18,633
Casualty	24,658	23,525	24,389	19,694	21,732	19,663
Property	15,793	16,929	16,948	20,677	21,691	12,683
Healthcare liability	19,588	19,943	20,347	19,940	19,989	22,931
Workers’ compensation	(581)	9,741	19,155	26,998	37,498	61,247

TOTAL INSURANCE	$145,676	$191,151	$228,290	$223,588	$180,674	$167,982

REINSURANCE SEGMENT
Catastrophe	$81,888	$75,937	$68,342	$77,987	$74,716	$66,003
Casualty	61,516	55,805	52,694	49,949	50,417	48,525
Property	49,432	46,829	52,448	55,021	44,308	47,223
Aerospace and Marine	12,253	11,155	11,538	11,789	14,606	22,936
Surety and other specialty	14,424	13,066	13,442	15,886	13,554	19,374

TOTAL REINSURANCE	$219,513	$202,792	$198,464	$210,632	$197,601	$204,061

REPORTED TOTALS	$365,189	$393,943	$426,754	$434,220	$378,275	$372,043

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE QUARTER
	ENDED MARCH 31, 2010

Average common equity [a]	$2,604,185

Net premiums earned	$365,189
Combined ratio	97.3%
Operating margin	2.7%
Premium leverage	0.14	x
Implied ROAE from underwriting activity	0.4%

Average cash and invested assets at amortized cost	$6,004,232
Investment leverage	2.31	x
Year to date investment income yield, pretax	0.9%
Implied ROAE from investment activity	2.1%

Financing Costs [b]	(0.4)%

Implied Pre-tax Operating ROAE, for period [c]	2.1%

Implied Pre-tax Operating ROAE, annualized [c]	8.4%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	MAR. 31, 2010		DEC. 31, 2009		SEPT. 30, 2009		JUNE 30, 2009		2009		2008

Average common equity [a]	$2,604,185		$2,547,817		$2,391,974		$2,164,569		$2,297,283		$2,159,771

Net premiums earned	$365,189		$393,943		$426,754		$434,220		$1,633,192		$1,766,485

Premium leverage	0.14	x	0.15	x	0.18	x	0.20	x	0.71	x	0.82	x

Annualized premium leverage	0.56	x	0.62	x	0.71	x	0.80	x	0.71	x	0.82	x

Average cash and invested assets at amortized cost	$6,004,232		$5,945,790		$5,857,231		$5,671,952		$5,716,443		$5,539,981

Investment leverage	2.31	x	2.33	x	2.45	x	2.62	x	2.49	x	2.57	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF MARCH 31, 2010 AND DECEMBER 31, 2009

	March 31, 2010		December 31, 2009
	Fair Value	Percentage	Fair Value	Percentage
Type of Investment
Cash and equivalents [a]	$597,663	9.7%	$529,551	8.9%
Short-term investments	389,937	6.3%	534,678	8.9%
U.S. government and government agencies notes	849,363	13.8%	774,996	13.0%
Government and agency guaranteed corporates	780,852	12.7%	913,569	15.3%
U.S. government agency residential mortgage-backed securities	832,073	13.5%	923,422	15.5%
U.S. government agency commercial mortgage-backed securities	32,264	0.5%	32,851	0.5%
Municipals	67,243	1.1%	89,644	1.5%
Foreign government	147,346	2.4%	146,271	2.4%
Corporate securities	923,856	15.0%	603,738	10.1%
Non-agency residential mortgage-backed securities	261,450	4.2%	256,748	4.3%
Non-agency commercial mortgage-backed securities	589,993	9.6%	529,911	8.9%
Asset-backed securities	309,011	5.0%	277,468	4.6%
Preferred equity securities	12,329	0.2%	11,023	0.2%
Other investments [b]	368,035	6.0%	351,352	5.9%

Total	$6,161,415	100.0%	$5,975,222	100.0%

	Fair Value	Percentage	Fair Value	Percentage
Ratings [e]
U.S. government and government agencies notes	$849,363	15.3%	$774,996	14.2%
AAA/Aaa	3,064,669	55.1%	3,388,723	62.2%
AA/Aa	376,283	6.8%	219,746	4.0%
A/A	638,021	11.4%	473,779	8.7%
BBB	59,453	1.1%	46,646	0.9%
Below BBB	206,708	3.7%	189,188	3.5%
Not Rated	1,220	—	1,241	—
Other investments [b]	368,035	6.6%	351,352	6.5%

Total	$5,563,752	100.0%	$5,445,671	100.0%

		March 31, 2010		December 31, 2009
Performance
Yield [c]		3.8%		5.0%
Duration in years [d]		2.35		2.30

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009
Investment Income
Cash and fixed income securities	$39,510	$42,501	$41,171	$48,327
Other Investments	16,969	16,756	30,388	40,507

Total net investment income	$56,479	$59,257	$71,559	$88,834

Note:

[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.

[b]	Other investments includes investments in alternative and high yield bank loan funds.

[c]	Annualized earned yield for the quarter ending 03/31/10 and twelve months ending 12/31/09 excludes realized and unrealized gains and losses on fixed maturity investments.

[d]	Duration excludes other investments and operating cash.

[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF MARCH 31, 2010

			Percentage of
	Fair Value	Percentage	Investment Portfolio
Securitized (RMBS, CMBS, ABS and CDO) securities ratings
U.S. Government and agencies	$864,337	42.7%	14.0%
AAA/Aaa	822,619	40.6%	13.4%
AA/Aa	41,995	2.1%	0.7%
A/A	88,683	4.4%	1.4%
BBB	53,507	2.6%	0.9%
Below BBB	152,563	7.5%	2.5%
Not Rated	1,087	0.1%	—

Total	$2,024,791	100.0%	32.9%

			Percentage of
	Fair Value	Percentage	Investment Portfolio
Structured securities sectors (RMBS, CMBS, ABS and CDO)
Commercial
Agency	$32,264	1.6%	0.5%
Non Agency	612,769	30.3%	10.0%
Residential
Agency	832,073	41.1%	13.6%
Non Agency	261,450	12.9%	4.2%
Consumer
Non Agency	286,235	14.1%	4.6%

Total	$2,024,791	100.0%	32.9%

Spread Duration 3.20 years

			Percentage of
	Fair Value	Percentage	Investment Portfolio
Commercial real estate collateralized debt obligations ( CRE CDO’s)
AAA/Aaa	$4,500	56.5%	0.1%
AA/Aa	1,450	18.2%	—
A/A	785	9.8%	—
BBB	392	4.9%	—
Below BBB	849	10.6%	—

Total	$7,976	100.0%	0.1%

Spread Duration 1.71 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF MARCH 31, 2010

	March 31, 2010
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

JPMORGAN CHASE & CO	$53,595	$53,708	$113	AA/Aa
NOVARTIS AG	44,613	44,431	(182)	AA/Aa
VERIZON COMMUNICATIONS INC.	42,768	43,979	1,212	A/A
CREDIT SUISSE GROUP AG	37,849	37,887	38	AA/Aa
MORGAN STANLEY	34,068	33,959	(109)	A/A
AT&T INC	27,516	28,174	657	A/A
WESTPAC BANKING CORP	24,218	24,584	365	AA/Aa
COMMONWEALTH BANK OF AUSTRALIA	20,184	20,320	137	AA/Aa
ORACLE CORPORATION	18,964	20,272	1,308	A/A
ROYAL DUTCH SHELL PLC	20,224	20,241	17	AA/Aa
RABOBANK NEDERLAND NV	16,062	17,769	1,707	AA/Aa
BANK OF NOVA SCOTIA	16,663	16,669	6	AA/Aa
PEPSICO INC	14,931	16,286	1,355	AA/Aa
WAL-MART STORES INC	15,621	15,742	121	AA/Aa
BNP PARIBAS	13,811	13,798	(14)	AA/Aa
METLIFE INC	13,481	13,772	291	AA/Aa
NATIONAL GRID PLC	13,946	13,694	(253)	A/A
MEDTRONIC INC	13,399	13,332	(67)	AA/Aa
CISCO SYSTEMS INC	12,791	13,291	500	A/A
FRANCE TELECOM SA	12,932	13,070	138	A/A
GOLDMAN SACHS GROUP INC/THE	12,787	12,797	10	A/A
CONOCOPHILLIPS	12,425	12,697	273	A/A
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD	9,304	12,268	2,965	AA/Aa
HSBC HOLDINGS PLC	11,136	11,868	732	AA/Aa
US BANCORP	11,076	10,965	(111)	AA/Aa

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	Quarter ended March 31, 2010
	Gross	Recoveries	Net
Reserve for losses and loss expenses
Balance, beginning of period	$3,157,026	$(467,664)	$2,689,362

Incurred related to:
Current year	319,279	(48,088)	271,191
Prior years	(70,770)	32,176	(38,594)

Total Incurred	248,509	(15,912)	232,597

Paid related to:
Current year	(7,403)	4,183	(3,220)
Prior years	(248,746)	232,459	(16,287)

Total Paid	(256,149)	236,642	(19,507)

Foreign currency translation	(10,481)	351	(10,130)

Balance, end of period	$3,138,905	$(246,583)	$2,892,322

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED
MARCH 31, 2010

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years
Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED
DEC. 31, 2009

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED
DEC. 31, 2008

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2008	$(3,743)	$(37,211)	$(40,954)
Quarter ended June 30, 2008	(25,583)	(30,599)	(56,182)
Quarter ended September 30, 2008	(17,242)	(1,202)	(18,444)
Quarter ended December 31, 2008	(24,430)	(16,530)	(40,960)

Year ended December 31, 2008	$(70,998)	$(85,542)	$(156,540)

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

						FOR THE YEAR
	FOR THE QUARTERS ENDED					ENDED
	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009	DEC. 31, 2009
INSURANCE SEGMENT
Short tail[a]	$(5,913)	$(5,071)	$(4,039)	$(3,956)	$(13,419)	$(26,485)
Long tail[b]	(1,441)	(16,363)	(9,554)	(12,778)	(12,654)	(51,349)
Other[c]	(10,325)	(52)	(359)	(3,108)	(10,725)	(14,244)

TOTAL INSURANCE	(17,679)	(21,486)	(13,952)	(19,842)	(36,798)	(92,078)

REINSURANCE SEGMENT
Short tail[a]	(19,546)	(8,894)	(12,297)	(13,827)	(4,983)	(40,001)
Long tail[b]	1,376	(7,196)	391	302	4,697	(1,806)
Other[c]	(2,745)	(3,620)	(8,543)	(2,607)	(2,234)	(17,004)

TOTAL REINSURANCE	(20,915)	(19,710)	(20,449)	(16,132)	(2,520)	(58,811)

REPORTED TOTALS	$(38,594)	$(41,196)	$(34,401)	$(35,974)	$(39,318)	$(150,889)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, self insured risks and special accounts.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Totals
AT MAR. 31, 2010
Case reserves	$24,754	$284,110	$57,347	$366,211	$333,455	$240,149	$7,693	$581,297	$947,508
Total reserves	$54,630	$1,428,991	$118,019	$1,601,640	$652,179	$821,814	$63,272	$1,537,265	$3,138,905
Case reserves / Total reserves	45.3%	19.9%	48.6%	22.9%	51.1%	29.2%	12.2%	37.8%	30.2%
IBNR / Total reserves	54.7%	80.1%	51.4%	77.1%	48.9%	70.8%	87.8%	62.2%	69.8%

AT DEC. 31, 2009
Case reserves	$30,371	$277,148	$182,838	$490,357	$338,161	$256,668	$7,759	$602,588	$1,092,945
Total reserves	$61,080	$1,418,806	$200,104	$1,679,990	$604,380	$808,290	$64,366	$1,477,036	$3,157,026
Case reserves / Total reserves	49.7%	19.5%	91.4%	29.2%	56.0%	31.8%	12.1%	40.8%	34.6%
IBNR / Total reserves	50.3%	80.5%	8.6%	70.8%	44.0%	68.2%	87.9%	59.2%	65.4%

AT SEPT. 30, 2009
Case reserves	$36,609	$278,204	$225,816	$540,629	$361,748	$243,728	$7,466	$612,942	$1,153,571
Total reserves	$73,478	$1,379,446	$273,189	$1,726,113	$642,171	$806,832	$66,128	$1,515,131	$3,241,244
Case reserves / Total reserves	49.8%	20.2%	82.7%	31.3%	56.3%	30.2%	11.3%	40.5%	35.6%
IBNR / Total reserves	50.2%	79.8%	17.3%	68.7%	43.7%	69.8%	88.7%	59.5%	64.4%

AT JUNE 30, 2009
Case reserves	$45,383	$276,174	$237,697	$559,254	$381,604	$238,127	$6,767	$626,498	$1,185,752
Total reserves	$86,397	$1,332,813	$269,896	$1,689,106	$707,029	$796,821	$71,486	$1,575,336	$3,264,442
Case reserves / Total reserves	52.5%	20.7%	88.1%	33.1%	54.0%	29.9%	9.5%	39.8%	36.3%
IBNR / Total reserves	47.5%	79.3%	11.9%	66.9%	46.0%	70.1%	90.5%	60.2%	63.7%

AT MAR. 31, 2009
Case reserves	$40,545	$201,506	$104,680	$346,731	$430,601	$233,762	$6,650	$671,013	$1,017,744
Total reserves	$81,451	$1,293,762	$201,590	$1,576,803	$719,400	$783,297	$74,874	$1,577,571	$3,154,374
Case reserves / Total reserves	49.8%	15.6%	51.9%	22.0%	59.9%	29.8%	8.9%	42.5%	32.3%
IBNR / Total reserves	50.2%	84.4%	48.1%	78.0%	40.1%	70.2%	91.1%	57.5%	67.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED	YEARS ENDED DECEMBER 31,				INCEPTION TO
	MAR. 31, 2010	2009	2008	2007	2006	MAR. 31, 2010
Income and Return on Equity:
Net income available to common and participating common shareholders	$51,914	$520,604	$83,121	$505,607	$482,626	$2,141,758

Operating income available to common and participating common shareholders	56,297	505,202	182,539	525,450	485,409	2,248,743

Average Shareholders’ equity [a]	2,604,185	2,297,283	2,159,771	2,205,067	1,885,209	1,859,463

Net income return on average equity	2.0%	22.7%	3.8%	22.9%	25.6%	14.0%
Operating return on average equity	2.2%	22.0%	8.5%	23.8%	25.7%	14.7%

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$45.89	$44.61	$33.06	$35.05	$28.87	$45.89

Dividends paid per share	0.25	1.00	1.00	1.00	1.00	6.38

Change in diluted book value per common share	2.9%	34.9%	(5.7)%	21.4%	24.6%	16.6%

Total return to common shareholders [b]	3.4%	38.0%	(2.8)%	24.9%	28.9%	20.6%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD

	QUARTER ENDED
	MARCH 31,
	2010	2009

DILUTIVE SHARES OUTSTANDING:
Average market price per share	$37.18	$26.02

AS REPORTED
Basic weighted average common shares outstanding (1)	53,412	56,302

Add: weighted avg. unvested restricted share units	25	30
Weighted average exercise price per share	—	—
Proceeds from unrecognized restricted share unit expense	$373	$1,311
Less: restricted share units bought back via treasury method	(10)	(30)

Add: weighted avg. dilutive warrants outstanding	2,995	4,650
Weighted average exercise price per share	$13.62	$14.62
Less: warrants bought back via treasury method	(1,098)	(2,613)

Add: weighted avg. dilutive options outstanding	1,746	2,011
Weighted average exercise price per share	$16.46	$17.36
Proceeds from unrecognized option expense	$1	$38
Less: options bought back via treasury method	(774)	(1,343)

Weighted average dilutive shares outstanding	56,296	59,007

Notes: (1)	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	QUARTERS ENDED MARCH 31,
	2010	2009

Net income	$55,789	$78,297
Less preferred dividends	(3,875)	(3,875)

Net income available to common and participating common shareholders	$51,914	$74,422
Less amount allocated to participating common shareholders [a]	(936)	(1,385)

Net income allocated to common shareholders	$50,978	$73,037

Denominator:
Weighted average shares — basic
Outstanding	53,404	56,259
Vested restricted share units	8	43

	53,412	56,302

Share Equivalents
Warrants	1,897	2,037
Options	972	668
Restricted share units	15	—

Weighted average shares — diluted	56,296	59,007

Basic earnings per common share	$0.95	$1.30

Diluted earnings per common share	$0.91	$1.24

[a]	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	QUARTERS ENDED MARCH 31,
	2010	2009

Net income	$55,789	$78,297
(Less) Add after-tax items:
Net foreign exchange losses (gains)	5,873	(49)
Net realized gains on investments sales	(2,351)	(2,178)
Net impairment losses recognized in earnings	861	12,126

Operating income before preferred dividends	$60,172	$88,196
Preferred dividends	(3,875)	(3,875)

Operating income available to common and participating common shareholders	$56,297	$84,321
Less amount allocated to participating common shareholders [a]	(1,014)	$(1,568)

Operating income allocated to common shareholders	$55,283	$82,753

Weighted average common shares outstanding
Basic	53,412	56,302
Dilutive	56,296	59,007

Basic per common share data
Net income allocated to common shareholders	$0.95	$1.30
(Less) Add after-tax items:
Net foreign exchange losses (gains)	0.11	—
Net realized gains on investments sales	(0.04)	(0.04)
Net impairment losses recognized in earnings	0.02	0.21

Operating income allocated to common shareholders	$1.04	$1.47

Diluted per common share data
Net income allocated to common shareholders	$0.91	$1.24
(Less) Add after-tax items:
Net foreign exchange losses (gains)	0.10	—
Net realized gains on investments sales	(0.04)	(0.04)
Net impairment losses recognized in earnings	0.01	0.20

Operating income allocated to common shareholders	$0.98	$1.40

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00
56,876	56,939	56,997	57,053	57,104	57,154	57,201	57,246	57,288	57,328	57,367

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

	MAR. 31,		DEC. 31,
	2010	2009	2009

DILUTIVE COMMON SHARES OUTSTANDING:
Price per share at period end	$37.15	$24.94	$37.23

AS-IF CONVERTED [a]
Basic common shares outstanding [b]	53,016	56,301	54,195
Add: unvested restricted shares and restricted share units	1,226	1,173	954
Add: dilutive warrants outstanding	2,996	4,095	2,996
Weighted average exercise price per share	$13.62	$14.62	$13.87
Add: dilutive options outstanding	1,746	2,011	1,746
Weighted average exercise price per share	$16.46	$17.36	$16.60

Book Value [c]	$2,621,087	$2,053,540	$2,587,283
Add: proceeds from converted warrants	40,806	59,869	41,555
Add: proceeds from converted options	28,739	34,911	28,984

Pro forma book value	$2,690,632	$2,148,320	$2,657,822
Dilutive shares outstanding	58,984	63,580	59,891
Basic book value per common share	$49.44	$36.47	$47.74
Diluted book value per common share	$45.62	$33.79	$44.38

DILUTIVE COMMON SHARES OUTSTANDING:
Price per share at period end	$37.15	$24.94	$37.23
TREASURY STOCK METHOD
Basic common shares outstanding [b]	53,016	56,301	54,195
Add: unvested restricted shares and restricted share units	1,226	1,196	954
Add: dilutive warrants outstanding	2,996	4,095	2,996
Weighted average exercise price per share	$13.62	$14.62	$13.87
Less: warrants bought back via treasury method	(1,098)	(2,401)	(1,116)
Add: dilutive options outstanding	1,746	2,011	1,746
Weighted average exercise price per share	$16.46	$17.36	$16.60
Less: options bought back via treasury method	(774)	(1,399)	(779)

Dilutive shares outstanding	57,112	59,803	57,996
Basic book value per common share	$49.44	$36.47	$47.74
Diluted book value per common share	$45.89	$34.34	$44.61

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercize will remain outstanding

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 26 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 28 for a reconciliation of diluted book value per common share to basic book value per common share.